UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 13, 2017

ACETO CORPORATION

(Exact name of registrant as specified in its charter)

New York	000-04217	11-1720520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Tri Harbor Court, Port Washington, NY	11050
(Address of principal executive offices)	(Zip Code)

(516) 627-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 13, 2017, Aceto Corporation (the “Company”) entered into a First Amendment to Second Amended and Restated Credit Agreement (the “Amendment”), by and among the Company, certain other loan parties party thereto (the “Loan Parties”), the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), which amended that certain Second Amended and Restated Credit Agreement (the “A&R Credit Agreement”), dated as of December 21, 2016, by and among the Company, the Loan Parties, the lenders party thereto and the Administrative Agent.

The Amendment, among other things, contains several amendments to the financial covenants in the A&R Credit Agreement. The Total Net Leverage Ratio (as defined in the A&R Credit Agreement) was revised so that it shall not exceed 4.50 to 1.00 through the period ending June 30, 2018, rather than 4.50 to 1.00 for the four full fiscal quarters following December 21, 2016 (the “Effective Date”). The Senior Secured Net Leverage Ratio (as defined in the A&R Credit Agreement) was decreased so that it shall not exceed 2.75 to 1.00 through the period ending June 30, 2018, rather than 3.00 to 1.00 for the four full fiscal quarters following the Effective Date.

The foregoing description of the Amendment is a summary only, and is qualified in its entirety by reference to the complete text thereof, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein.

Item 9.01	Exhibits.

(a)   Exhibits:

Exhibit No.	Document
10.1	First Amendment to Second Amended and Restated Credit Agreement, dated as of December 13, 2017, by and among the Company, certain other loan parties party thereto, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Dated: December 18, 2017	By:	/s/ William C. Kennally, III
	Name:	William C. Kennally, III
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document
10.1	First Amendment to Second Amended and Restated Credit Agreement, dated as of December 13, 2017, by and among the Company, certain other loan parties party thereto, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent

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